UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2024
Summit Midstream Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42201	99-3056990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrants’ telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Material Definitive Agreement.
On October 1, 2024, Summit Midstream Corporation, a Delaware corporation (the “Company”), entered into a Business Contribution Agreement (the “Business Contribution Agreement”), by and among the Company, Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and Tall Oak Midstream Holdings, LLC, a Delaware limited liability company (“Tall Oak Parent”), pursuant to which, among other things, upon the satisfaction of the terms and conditions set forth therein, Tall Oak Parent will contribute all of its equity interests (the “Tall Oak Interests”) in Tall Oak Midstream Operating, LLC, a Delaware limited liability company (“Tall Oak”), to the Partnership, in exchange for an aggregate amount equal to (i) $425,000,000, consisting of (x) $155,000,000 in cash consideration, subject to certain adjustments contemplated by the Business Contribution Agreement and (y) 7,471,008 shares of Class B common stock of the Company, par value $0.01 per share (the “Class B Common Stock”) and 7,471,008 common units representing limited partner interests of the Partnership (the “Partnership Units” and together with the Class B Common Stock, the “Securities”), plus (ii) potential cumulative earnout payments continuing through March 31, 2026 not to exceed $25,000,000 in the aggregate that Tall Oak Parent may become entitled to receive pursuant to the Business Contribution Agreement subject to Tall Oak and its customers meeting certain development requirements.
Business Contribution Agreement
The Business Contribution Agreement includes certain representations, warranties and covenant provisions customary for transactions of this nature. The consummation of the transaction contemplated by the Business Contribution Agreement (the “Transaction”) is subject to various closing conditions, including (i) the approval by the holders of a majority of all votes cast at a special meeting (the “Special Meeting”) of the stockholders of the Company (the “Company Stockholders”) relating to the issuance of the Securities, for purposes of complying with Section 312.03 of the New York Stock Exchange (the “NYSE”) Listed Company Manual (the “Stockholder Approval”), (ii) the continued listing of the Company’s common stock, par value $0.01 per share (“Common Stock”) being traded on the NYSE, (iii) the absence of any adverse laws or orders preventing the consummation of the Transaction, (iv) the expiration or termination of any applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (v) no material adverse effect having occurred with respect to the Company, the Partnership or Tall Oak and its and their respective subsidiaries, as applicable.
Each party’s obligation to consummate the Transaction is also subject to certain additional customary conditions, including (i) the accuracy of the representations and warranties of the other party, subject to certain materiality qualifiers, and (ii) performance in all material respects by the other party of its covenants and agreements under the Business Contribution Agreement.
Prior to, but not after, the Stockholder Approval is obtained, the Board of Directors of the Company (the “Board”) may withdraw, modify or qualify its recommendation that the Company Stockholders approve the Stockholder Proposal (a “Change in Recommendation”) if the Board determines in good faith, after consultation with its outside legal advisors and financial advisors, that the failure to make such a Change in Recommendation would be inconsistent with the fiduciary duties owed by the Board to the Company Stockholders under applicable law and the Company’s governing documents, subject to providing Tall Oak Parent at least two business days’ notice of the Board’s intention to adopt or effect a Change in Recommendation.
The Business Contribution Agreement may be terminated by both the Company or Tall Oak Parent (i) if the closing of the Transaction (the “Closing”) is not consummated by March 31, 2025 (as may be automatically extended in certain instances) (the “Outside Date”), (ii) upon mutual written consent of the parties, (iii) if the consummation of the Transaction becomes prohibited or restrained by adverse laws or orders, (iv) if the Stockholder Approval is not obtained, and (v) if there is a breach of a representation, warranty, covenant or other agreement by the other party which would cause such other party’s closing conditions to not be met, and which has not or cannot be cured within the earlier to occur of (x) the Outside Date or (y) thirty (30) days following written notice from the other party of such breach. The Business Contribution Agreement may also be terminated by the Company if (a) all closing conditions set forth in the Business Contribution Agreement have been and continue to be satisfied or waived, (b) the Company has provided written notice to Tall Oak Parent that the requisite conditions have been and remain satisfied or waived, and that the Company stands ready, willing and able to consummate the Transaction, and (c) Tall Oak Parent fails to consummate the Transaction within five business days of receiving such written notice. The Company may also terminate the Business Contribution Agreement if the Board effects a Change in Recommendation. If the Company terminates the Business Contribution Agreement under certain circumstances, including as a result of effecting a Change in Recommendation, the Company would be required to pay Tall Oak Parent a termination fee equal to $15,000,000. In the event the Business Contribution Agreement is terminated under certain circumstances, the Company shall be entitled to reimbursement from Tall Oak Parent for certain expenses incurred in connection with the proposed Transaction, in an amount not to exceed $300,000 in the aggregate.

The above description of the Business Contribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Business Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.
Other Ancillary Agreements
The Business Contribution Agreement contemplates the execution by the parties of various agreements at the Closing, including, among others:
•a certificate of designation establishing the Class B Common Stock and containing the powers, designations, preferences and rights of the Class B Common Stock;
•an amended and restated partnership agreement of the Partnership (the “Partnership Agreement”) defining the rights of the parties thereto, including the Company, and pursuant to which Tall Oak Parent will have the right to redeem the Partnership Units (together with one share of Class B Common Stock for each Partnership Unit redeemed) for shares of Common Stock on a one-for-one basis or, at the Partnership’s election, cash; and
•an investor and registration rights agreement providing for, collectively with the Certificate of Designation, certain rights and obligations with respect to the governance of the Company, including rights to nominate a number of members of the Board based on Tall Oak Parent’s beneficial ownership and certain registration rights with respect to the Common Stock issuable upon redemption of the Partnership Units pursuant to the Partnership Agreement.
Director Designation Rights and Post-Closing Governance
At the Closing, the Board will be increased from the current seven directors to eleven directors, and Tailwater Capital LLC (“Tailwater”) will elect four new directors to the Board. So long as Tailwater and its permitted transferees continuously own a threshold amount of the Total Shares (as defined below), Tailwater will have the right to elect directors (“TW Directors”) to the Board, and the Board will be composed of directors, as specified below:
•up to four TW Directors, until such time as the number of shares of Common Stock issuable to Tall Oak Parent upon redemption or exchange of Partnership Units and Class B Common Stock held by Tall Oak Parent (“Total Class B Ownership”) is less than or equal to 32% of the number of shares of Common Stock, on an as converted basis (the “Total Shares”);
•up to three TW Directors, until such time as the Total Class B Ownership continuously held is less than 28% of the Total Shares;
•up to two TW Directors, until such time as the Total Class B Ownership continuously held is less than 20% of the Total Shares; and
•up to one TW Director, until such time as the Total Class B Ownership continuously held is less than 10% of the Total Shares.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosure set forth in Item 1.01 above is incorporated into this Item 3.02 by reference. The Company intends to issue the Class B Common Stock and Partnership Units to Tall Oak Parent in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.
Item 7.01. Regulation FD Disclosure.
On October 1, 2024, the Company issued a press release announcing its entry into the Business Contribution Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also, on October 1, 2024, the Company posted a presentation to its website relating to the proposed Transaction, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1*	Business Contribution Agreement, by and among the Summit Midstream Corporation, Summit Midstream Partners, LP and Tall Oak Midstream Holdings, LLC, dated as of October 1, 2024.
99.1	Press Release, dated October 1, 2024.
99.2	Investor Presentation, dated October 1, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document
* This filing excludes schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to supplementally furnish a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed Transaction, the Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and also plans to file other relevant documents with the SEC regarding the proposed Transaction. COMMON STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You may also obtain copies of the documents the Company files with the SEC on the Company’s website at www.summitmidstream.com.
PARTICIPANTS IN THE SOLICITATION
The Company and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is available in the Company’s Registration Statement on Form S-4 (Registration No. 333-279903), as declared effective by the SEC on June 14, 2024 (the “Form S-4”). To the extent that holdings of the Company's securities have changed from the amounts reported in the Form S-4, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed Transaction filed with the SEC. Common stockholders and other investors should read the proxy statement carefully before making any voting or investment decisions.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in this Current Report on Form 8-K, including, without limitation, statements about the Company’s and Tall Oak Parent’s respective ability to effect the proposed Transaction; the expected benefits of the proposed Transaction; the Company’s future financial performance following the proposed Transaction; future dividends or share buyback plans; and future plans, expectations, and objectives for the Company’s operations after completion of the proposed Transaction, including statements about strategy, future operations, financial position, estimated EBITDA and leverage, projected prospects, plans, and objectives of management, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “expect,” “intend,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “continue,” “seek,” “guidance,” “might,” “outlook,” “possibly,” “potential,” “prospect,” “should,” “would,” or similar terminology, but the absence of these words does not mean that a statement is not forward looking.
While forward-looking statements are based on assumptions and analyses made by the Company that the Company believes to be reasonable under the circumstances, whether actual results and developments will meet expectations and predictions depend on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from expectations. See “Risk Factors” in the Form S-4 for a discussion of risk factors that affect the Company’s business. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Summit undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Corporation
(Registrant)

Dated:	October 2, 2024	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer